                                                        ASCEND ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                            FINANCIAL STATEMENTS
                           FOR THE PERIODS FROM JANUARY 1, 2006 TO MAY 17, 2006,
                               DECEMBER 5, 2005 (INCEPTION) TO DECEMBER 31, 2005
                                AND DECEMBER 5, 2005 (INCEPTION) TO MAY 17, 2006

                                                        ASCEND ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       3

FINANCIAL STATEMENTS

    Balance Sheets                                                            4
    Statements of Operations                                                  5
    Statements of Stockholders' Equity                                        6
    Statements of Cash Flows                                                  7

NOTES TO FINANCIAL STATEMENTS                                              8-13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Ascend Acquisition Corp.

We have audited the accompanying balance sheets of Ascend Acquisition Corp. (a corporation in the development stage) as of May 17, 2006 and December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the periods from January 1, 2006 to May 17, 2006, December 5, 2005
(inception) to December 31, 2005 and the cumulative period December 5, 2005
(inception) to May 17, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ascend Acquisition Corp. as of
May 17, 2006 and December 31, 2005, and the results of its operations and its cash flows for the periods from January 1, 2006 to May 17, 2006, December 5,
2005 (inception) to December 31, 2005 and the cumulative period December 5, 2005
(inception) to May 17, 2006 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP
New York, New York

May 17, 2006

                                       -3-

                                                        ASCEND ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                                  BALANCE SHEETS

--------------------------------------------------------------------------------

                                               May 17, 2006    December 31, 2005
--------------------------------------------------------------------------------
ASSETS
Current assets:
  Cash                                         $    796,777        $     80,061
  Cash held in Trust Fund (Note 1)               33,488,002                   -
  Prepaid expenses                                    8,500                   -
                                               ------------        ------------
  Total current assets                           34,293,279              80,061
  Deferred offering costs                                 -              25,000
                                               ------------        ------------
Total assets                                   $ 34,293,279        $    105,061
                                               ============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accrued expenses                             $    117,361        $      1,192
  Due to stockholder (Note 3)                        10,143                   -
  Deferred payment to underwriter                   828,000                   -
  Note payable, stockholder (Note 3)                 80,000              80,000
                                               ------------        ------------
    Total current liabilities                     1,035,504              81,192
                                               ------------        ------------

Common stock, subject to possible conversion,
  1,199,400 shares at conversion value
    (Note 1)                                      6,528,734                   -
                                               ------------        ------------

Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6)
  Preferred stock, $.0001 par value, Authorized
    1,000,000 shares; none issued                         -                   -
  Common stock, $.0001 par value
    Authorized 30,000,000 shares
    Issued and outstanding 7,666,667 shares
      (which includes 1,199,400 subject to
      possible conversion) and
      1,500,000, respectively                           767                 150
  Additional paid-in capital                     26,731,365              24,850
  Deficit accumulated during development stage       (3,091)             (1,131)
                                               ------------        ------------

    Total stockholders' equity                   26,729,041              23,869
                                               ------------        ------------
Total liabilities and stockholders' equity     $ 34,293,279        $    105,061
                                               ============        ============

                 See accompanying notes to financial statements.

                                       -4-

                                                        ASCEND ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                                             Period from          Period from
                                        Period from        December 5, 2005     December 5, 2005
                                      January 1, 2006       (inception) to       (inception) to
                                      to May 17, 2006      December 31, 2005      May 17, 2006
-------------------------------------------------------------------------------------------------

Expenses:

  Formation and operating costs          $     2,141          $     1,192          $     3,333
                                         -----------          -----------          -----------

Operating loss for the period            $    (2,141)         $    (1,192)         $    (3,333)
                                         -----------          -----------          -----------

Other income:

  Interest income                                181                   61                  242
                                         -----------          -----------          -----------

Net loss for the period                  $    (1,960)         $    (1,131)         $    (3,091)
                                         -----------          -----------          -----------

Net loss per share basic and diluted     $      (.00)         $      (.00)         $      (.00)
                                         -----------          -----------          -----------

Weighted average shares outstanding        1,770,073            1,500,000            1,725,610
                                         -----------          -----------          -----------

                 See accompanying notes to financial statements.

                                       -5-

                                                        ASCEND ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                              STATEMENTS OF STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------

                                                             Common Stock       Additional    Deficit accumulated
                                                             ------------         Paid-In         during the
                                                          Shares       Amount     Capital      development stage       Total
---------------------------------------------------------------------------------------------------------------------------------

Sale of 1,500,000 shares of common stock to
  initial stockholders on December 5, 2005 at
  $0.0167 per share                                     1,500,000       $150      $24,850          $     --           $25,000

Net loss for the period                                        --         --           --            (1,131)           (1,131)

---------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2005                              1,500,000        150       24,850            (1,131)           23,869

Sale of 6,000,000 units, net of underwriters'
   discount and offering expenses (includes
   1,199,400 shares subject to possible conversion)     6,000,000        600   32,235,164                --        32,235,764

Proceeds subject to possible conversion of
   1,199,400 shares                                            --         --   (6,528,734)               --        (6,528,734)

Proceeds from issuance of option                               --         --          100                --               100

Proceeds from issuance of insider units                   166,667         17      999,985                --         1,000,002

Net loss for the period                                        --         --           --            (1,960)           (1,960)

---------------------------------------------------------------------------------------------------------------------------------
Balance, May 17, 2006                                   7,666,667       $767  $26,731,365           $(3,091)      $26,729,041
                                                        =========       ====  ===========           =======       ===========

                 See accompanying notes to financial statements.

                                       -6-

                                                        ASCEND ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)
                                                        STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------

                                                                                 December 5, 2005       December 5, 2005
                                                            January 1, 2006       (inception) to         (inception) to
                                                            to May 17, 2006      December 31, 2005        May 17, 2006
--------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                $      (1,960)         $    (1,131)          $      (3,091)
    Adjustments to reconcile net loss to net cash
      (used in) provided by operating activities:
    Increase in prepaid expenses                                   (8,500)                  --                  (8,500)
    Increase in accrued expenses                                      558                1,192                   1,750
                                                            -------------          -----------           -------------
      Net cash (used in) provided by operating
        activities                                                 (9,902)                  61                  (9,841)
                                                            -------------          -----------           -------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Cash held in Trust Fund                                     (33,488,002)                  --             (33,488,002)
                                                            -------------          -----------           -------------
      Net cash used in investing activities                   (33,488,002)                  --             (33,488,002)
                                                            -------------          -----------           -------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Gross proceeds from initial public offering                  36,000,000                   --              36,000,000
  Proceeds from notes payable, stockholder                             --               80,000                  80,000
  Increase in amounts due to stockholder                           10,143                   --                  10,143
  Proceeds from sale of shares of common stock                         --               25,000                  25,000
  Proceeds from sale of insider units                           1,000,002                   --               1,000,002
  Proceeds from issuance of option                                    100                   --                     100
  Payment of costs of public offering                          (2,795,625)             (25,000)             (2,820,625)
                                                            -------------          -----------           -------------

      Net cash provided by financing activities                34,214,620               80,000              34,294,620
                                                            -------------          -----------           -------------

Net increase in cash                                              716,716               80,061                 796,777
Cash at beginning of the period                                    80,061                   --                      --
                                                            -------------          -----------           -------------
Cash at end of the period                                   $     796,777          $    80,061           $     796,777
                                                            =============          ===========           =============
    Non cash financing activity:
        Accrual of costs of public offering (including
          $828,000 deferred payment to underwriter)         $     943,611          $        --           $     943,611
                                                            =============          ===========           =============

                 See accompanying notes to financial statements

                                       -7-

                                                        ASCEND ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.  ORGANIZATION AND          Ascend Acquisition Corp. (the "Company") was
    BUSINESS OPERATIONS       incorporated in Delaware on December 5, 2005 as a
                              blank check company whose objective is to acquire
                              an operating business.

                              All activity from December 5, 2005 (inception)
                              through May 17, 2006 relates to the Company's
                              formation and initial public offering described
                              below. The Company has selected December 31 as its
                              fiscal year-end.

                              The registration statement for the Company's
                              initial public offering ("Offering") was declared
                              effective May 11, 2006. The Company consummated
                              the offering on May 17, 2006 and received net
                              proceeds of approximately $32,236,000 (Note 2).
                              The Company's management has broad discretion with
                              respect to the specific application of the net
                              proceeds of this Offering, although substantially
                              all of the net proceeds of this Offering are
                              intended to be generally applied toward
                              consummating a business combination with an
                              operating business ("Business Combination").
                              Furthermore, there is no assurance that the
                              Company will be able to successfully effect a
                              Business Combination. An amount of $33,488,002,
                              which includes $1,000,002 relating to the sale of
                              insider units and $828,000 deferred payment due to
                              the underwriter (Note 2), of the net proceeds is
                              being held in an interest-bearing trust account
                              ("Trust Account") until the earlier of (i) the
                              consummation of a Business Combination or (ii)
                              liquidation of the Company. Under the agreement
                              governing the Trust Account, funds will only be
                              invested in United States "government securities"
                              within the meaning of Section 2(a)(16) of the
                              Investment Company Act of 1940 with a maturity of
                              180 days or less, or in money market funds meeting
                              certain conditions under Rule 2a-7 promulgated
                              under the Investment Company Act of 1940. The
                              remaining net proceeds (not held in the Trust
                              Account) may be used to pay for business, legal
                              and accounting due diligence on prospective
                              acquisitions and continuing general and
                              administrative expenses.

                              The Company, after signing a definitive agreement
                              for the acquisition of a target business, will
                              submit such transaction for stockholder approval.
                              In the event that stockholders owning 20% or more
                              of the shares sold in the Offering vote against
                              the Business Combination and exercise their
                              conversion rights described below, the Business
                              Combination will not be consummated.

                                       -8-

                                                        ASCEND ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                              All of the Company's stockholders prior to the
                              Offering, including all of the officers and
                              directors of the Company ("Initial Stockholders"),
                              have agreed to vote their 1,500,000 founding
                              shares of common stock in accordance with the vote
                              of the majority in interest of all other
                              stockholders of the Company ("Public
                              Stockholders") with respect to any Business
                              Combination. After consummation of a Business
                              Combination, these voting safeguards will no
                              longer be applicable.

                              With respect to a Business Combination which is
                              approved and consummated, any Public Stockholder
                              who voted against the Business Combination may
                              demand that the Company convert his shares. The
                              per share conversion price will equal the amount
                              in the Trust Account, calculated as of two
                              business days prior to the consummation of the
                              proposed Business Combination, divided by the
                              number of shares of common stock held by Public
                              Stockholders at the consummation of the Offering.
                              Accordingly, Public Stockholders holding 19.99% of
                              the aggregate number of shares owned by all Public
                              Stockholders may seek conversion of their shares
                              in the event of a Business Combination. Such
                              Public Stockholders are entitled to receive their
                              per share interest in the Trust Account computed
                              without regard to the shares held by Initial
                              Stockholders. Accordingly, a portion of the net
                              proceeds from the offering (19.99% of the amount
                              held in the Trust Account) has been classified as
                              common stock subject to possible conversion in the
                              accompanying May 17, 2006 balance sheet.

                              The Company's Amended and Restated Certificate of
                              Incorporation provides for mandatory liquidation
                              of the Company in the event that the Company does
                              not consummate a Business Combination within 18
                              months from the date of the consummation of the
                              Offering, or 24 months from the consummation of
                              the Offering if certain extension criteria have
                              been satisfied. In the event of liquidation, it is
                              likely that the per share value of the residual
                              assets remaining available for distribution
                              (including Trust Account assets) will be less than
                              the initial public offering price per share in the
                              Offering due to costs related to the Offering and
                              since no value would be attributed to the Warrants
                              contained in the Units sold (Note 2).

                              Deferred income taxes are provided for the
                              differences between the bases of assets and
                              liabilities for financial reporting and income tax
                              purposes. A valuation allowance is established
                              when necessary to reduce deferred tax assets to
                              the amount expected to be realized.

                              The Company recorded a deferred income tax asset
                              for the tax effect of temporary differences,
                              aggregating approximately $1,051 and $385 at May
                              17, 2006 and December 31,

                                       -9-

                                                        ASCEND ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                              2005, respectively. In recognition of the
                              uncertainty regarding the ultimate amount of
                              income tax benefits to be derived, the Company has
                              recorded a full valuation allowance at May 17,
                              2006 and December 31, 2005.

                              The effective tax rate differs from the statutory
                              rate of 34% due to the increase in the valuation
                              allowance.

                              Loss per share is computed by dividing net loss by
                              the weighted-average number of shares of common
                              stock outstanding during the period.

                              The preparation of financial statements in
                              conformity with accounting principles generally
                              accepted in the United States of America requires
                              management to make estimates and assumptions that
                              affect the reported amounts of assets and
                              liabilities at the date of the financial
                              statements and the reported amounts of expenses
                              during the reporting period. Actual results could
                              differ from those estimates.

                              In December 2004, the Financial Accounting
                              Standards Board issued Statement of Financial
                              Accounting Standards No. 123 (revised 2004) ("SFAS
                              123(R)"), "Share Based Payment". SFAS 123(R)
                              requires all share-based payments to employees,
                              including grants of employee stock options, to be
                              recognized in the financial statements based on
                              their fair values. The Company is required to
                              adopt SFAS 123(R) effective January 1, 2006. The
                              adoption of SFAS No. 123(R) did not have a
                              significant impact on its financial condition or
                              results of operations.

                              Management does not believe that any other
                              recently issued, but not yet effective, accounting
                              standards if currently adopted would have a
                              material effect on the accompanying financial
                              statements.

2.  INITIAL PUBLIC OFFERING   On May 17, 2006, the Company sold 6,000,000 units
                              ("Units") in the Offering. Each Unit consists of
                              one share of the Company's common stock, $.0001
                              par value, and two Redeemable Common Stock
                              Purchase Warrants ("Warrants"). Each Warrant
                              entitles the holder to purchase from the Company
                              one share of common stock at an exercise price of
                              $5.00 commencing the later of the completion of a
                              Business Combination or one year from the
                              effective date of the Offering and expiring four
                              years from the effective date of the Offering. The
                              Warrants will be redeemable, at the Company's
                              option, with the prior consent of
                              EarlyBirdCapital, Inc., the underwriter in the
                              Offering ("Underwriter"), at a price of $.01 per
                              Warrant upon 30 days' notice after the Warrants
                              become exercisable, only in the event that the
                              last sale price of the common stock is at least
                              $8.50 per share for any 20 trading days within a
                              30 trading day period ending on the third day
                              prior to the

                                      -10-

                                                        ASCEND ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                              date on which notice of redemption is given. The
                              Company agreed to pay the Underwriter in the
                              Offering an underwriting discount of 8% of the
                              gross proceeds of the Offering and a
                              non-accountable expense allowance of 1% of the
                              gross proceeds of the Offering. However, the
                              Underwriter has agreed that 2.3% of the
                              underwriting discount ($828,000) will not be
                              payable unless and until the Company completes a
                              Business Combination and has waived their right to
                              receive such payment upon the Company's
                              liquidation if it is unable to complete a Business
                              Combination.

                              In connection with this Offering, the Company also
                              issued an option ("Option"), for $100, to the
                              Underwriter to purchase 300,000 Units at an
                              exercise price of $7.50 per Unit. The Units
                              issuable upon exercise of the Option are identical
                              to the Units sold in the Offering. The Company
                              intends to account for the fair value of the
                              Option, inclusive of the receipt of the $100 cash
                              payment, as an expense of the Offering resulting
                              in a charge directly to stockholders' equity. The
                              Company estimates that the fair value of the
                              Option is approximately $711,000 ($2.37 per Unit)
                              using a Black-Scholes option-pricing model. The
                              fair value of the Option granted to the
                              Underwriter is estimated as of the date of grant
                              using the following assumptions: (1) expected
                              volatility of 46.56%, (2) risk-free interest rate
                              of 4.31% and (3) expected life of 5 years. The
                              Option may be exercised for cash or on a
                              "cashless" basis, at the holder's option, such
                              that the holder may use the appreciated value of
                              the Option (the difference between the exercise
                              prices of the Option and the underlying Warrants
                              and the market price of the Units and underlying
                              securities) to exercise the option without the
                              payment of any cash.

3.  NOTE PAYABLE,             The Company issued an $80,000 unsecured promissory
    STOCKHOLDER, AND          note to an Initial Stockholder who is also an
    DUE TO STOCKHOLDER        officer. The note is non interest-bearing and will
                              be paid following the consummation of the Offering
                              from the net proceeds of such Offering. Due to the
                              short-term nature of the note, the fair value of
                              the note approximates its carrying amount.

                              Such Initial Stockholder also advanced an
                              aggregate of $10,143 on behalf of the Company.
                              These amounts have been accrued and are payable
                              upon the consummation of the Offering from the net
                              proceeds of such Offering.

4.  COMMITMENT                The Company presently occupies office space
                              provided by the affiliate of the Company's special
                              advisor. Such affiliate has agreed that, until the
                              Company consummates a Business Combination, it
                              will make such office space, as well as certain
                              office and secretarial services, available

                                      -11-

                                                        ASCEND ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                              to the Company, as may be required by the Company
                              from time to time. The Company has agreed to pay
                              such affiliate $7,500 per month for such services
                              commencing May 11, 2006. The Statements of
                              Operations for the periods ended May 17, 2006
                              include $1,750 relating to this agreement.

                              Pursuant to letter agreements with the Company and
                              the Underwriter, the Initial Stockholders have
                              waived their right to receive distributions with
                              respect to their founding shares upon the
                              Company's liquidation.

                              One of the Initial Stockholders committed to
                              purchase 166,667 Units at $6.00 per unit (for an
                              aggregate purchase price of $1,000,002) privately
                              from the Company. These purchases took place
                              simultaneously with the consummation of the
                              Offering. All of the proceeds received from this
                              purchase have been placed in the Trust Account.
                              The Units purchased by such individual are
                              identical to the Units offered in the Offering
                              except that if the Company calls the Warrants for
                              redemption, the Warrants underlying these Units
                              may be exercisable on a "cashless basis" so long
                              as such Warrants are held by such Initial
                              Stockholder or his affiliates. Additionally, such
                              individual has waived his right to receive
                              distributions upon the Company's liquidation prior
                              to a Business Combination with respect to the
                              securities underlying these Units. This individual
                              has further agreed that the Units and underlying
                              securities will not be sold or transferred by him
                              until after the Company has completed a Business
                              Combination and has agreed to vote the shares of
                              common stock underlying these Units in accordance
                              with the vote of the majority in interest of the
                              Public Stockholders with respect to any Business
                              Combination.

                              One of the Initial Stockholders has also committed
                              to place a limit order pursuant to which he will
                              purchase up to $250,000 of Warrants in the public
                              marketplace at prices not to exceed $0.60 per
                              Warrant during the three month period beginning on
                              the later of (i) 60 days after the date the
                              distribution of the Units has been completed and
                              (ii) the commencement of separate trading of the
                              Warrants. The Initial Stockholder has further
                              agreed that any Warrants purchased by him pursuant
                              to this agreement will not be sold or transferred
                              until after the Company has completed a Business
                              Combination. In the event the Company calls the
                              Warrants for redemption, any Warrants purchased
                              pursuant to this agreement will be exercisable by
                              the Initial Stockholder on a cashless basis.

                              The Initial Stockholders will be entitled to
                              registration rights with respect to their founding
                              shares pursuant to an agreement to be signed prior
                              to or on the effective date of the Offering. The
                              holders of the majority of

                                      -12-

                                                        ASCEND ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                              these shares are entitled to make up to two
                              demands that the Company register these shares at
                              any time commencing three months prior to the
                              third anniversary of the effective date of the
                              Offering. In addition, the Initial Stockholders
                              have certain "piggy-back" registration rights on
                              registration statements filed subsequent to the
                              third anniversary of the effective date of the
                              Offering.

                              The Company has also agreed to pay the fees and
                              issue the securities to the Underwriter in the
                              Offering as described above in Note 2.

5.  PREFERRED STOCK           The Company is authorized to issue 1,000,000
                              shares of preferred stock with such designations,
                              voting and other rights and preferences as may be
                              determined from time to time by the Board of
                              Directors.

                              The agreement with the underwriters prohibits the
                              Company, prior to a Business Combination, from
                              issuing preferred stock which participates in the
                              proceeds of the Trust Account or which votes as a
                              class with the Common Stock on a Business
                              Combination.

6.  COMMON STOCK              Effective April 19, 2006, the Company's Board of
                              Directors authorized a stock dividend of 0.714285
                              shares of common stock, for each outstanding share
                              of common stock. On April 20, 2006, the Company's
                              Certificate of Incorporation was amended to
                              increase the authorized shares of common stock
                              from 15,000,000 to 30,000,000 shares of common
                              stock. All references in the accompanying
                              financial statements to the number of shares of
                              stock have been retroactively restated to reflect
                              these transactions.

                              At May 17, 2006, 13,233,334 shares of common stock
                              were reserved for issuance upon exercise of the
                              Warrants and the Option.

                                      -13-